Supplement dated April 2, 2013
to the Classes Institutional, R-1, R-2, R-3, R-4 and R-5 Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2013

(as supplemented on March 28, 2013)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

Global Real Estate Securities Fund
On or about April 21, 2013, under the Sub-Advisor(s) and Portfolio Manager(s) heading, delete references to Alastair Gillespie.

MANAGEMENT OF THE FUNDS
The Sub-Advisors
On or about April 21, 2013, under the Principal Real Estate Investors, LLC (“Principal- REI) heading, delete references to Alastair Gillespie.